SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2002


                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)




          DELAWARE                       1-11871               11-3312952
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         (State or other               (Commission            (I.R.S. Employer
          jurisdiction                  File Number)        Identification No.)
          of incorporation)


         2121 Jamieson, Suite 1406
         Alexandria, Virginia                                    22314
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   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (703) 567-1284



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          (Former Name or Former Address, if Changed Since Last Report)
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                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                 August 22, 2002


ITEM 5.  OTHER EVENTS.

         On August 21, 2002, our Company, Commodore Applied Technologies, Inc. (the "Company"), issued a press release regarding the failure of its wholly owned subsidiary, Commodore Advance Sciences, Inc. ("CASI"), to obtain a further extension of its Analytical Services Support subcontract to provide sampling and analytical work in support of the closure of the Department of Energy's (DOE's) Rocky Flats site. The current contract is due to expire in October 2002. For the past two calendar years this contract represented approximately 65% of the Company's aggregate gross revenues, after excluding discontinued operations.

         The Company is evaluating a possible challenge or protest of the award of the contract to a competitor. While the loss of this contract will have a short-term impact, management currently believes that it will obtain future contracts using the SET technology that may replace the lost revenues. The company is currently generating revenue from SET operations at Oak Ridge, Tennessee, and management believes contracts are anticipated for deployment of the SET technology at Hanford, Washington. A copy of the Company's press release is attached as Exhibit 99.1.

         This Current Report on Form 8-K contains forward-looking statements that are based on our current expectations, beliefs and assumptions about the industry and markets in which Commodore Applied Technologies, Inc. and its subsidiaries operate. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause Commodore's actual results to be materially different from any future results expressed or implied by these statements. Actual results may differ materially from what is expressed in these statements, and no assurance can be given that Commodore can successfully implements its core business strategy and improve future earnings.

         Such factors include the following: Commodore's ability to generate cash from operations to sustain existing operations and meet ongoing existing obligations and capital requirements; Commodore's ability to implement its commercial waste processing operations, including obtaining commercial waste processing contracts and processing waste under such contracts in a timely and cost-effective manner; the timing and award of contracts by the U.S. Department of Energy for the clean-up of waste sites administered by it; ; the acceptance and implementation of Commodore's waste treatment technologies in the government and commercial sectors; and other large technical support services projects. All forward-looking statements are also expressly qualified in their entirety by the cautionary statements included in Commodore's SEC filings, including its quarterly reports on Form 10-Q and its annual report on Form 10-K.



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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

                  99.1     Press Release dated August 21, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           COMMODORE APPLIED TECHNOLOGIES, INC.


Date:    August 22, 2002                    By: /s/ James M. DeAngelis
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                                            James M. DeAngelis
                                            Senior Vice President and
                                            Chief Financial Officer

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